Accounts Receivable, Net	6 Months Ended
Dec. 31, 2020
Receivables [Abstract]
Accounts Receivable, Net

NOTE 4 – ACCOUNTS RECEIVABLE, NET

Accounts receivable consisted of the following:

	As of December 31,	As of June 30,
	2020	2020
	(Unaudited)
Accounts receivable from third-party customers	$3,313,206	$1,940,822
Less: allowance for doubtful accounts	(10,047)	(23,982)
Total accounts receivable from third-party customers, net	3,303,159	1,916,840
Add: accounts receivable - related parties	497,974	559,465
Total accounts receivable, net	$3,801,133	$2,476,305

For the six months ended December 31, 2020 and 2019, the Company recorded a bad debt recovery of $15,358 and a bad debt provision of $205,829, respectively. Allowance for doubtful accounts amounted to $10,047 and $23,982 as of December 31, 2020 and June 30, 2020, respectively. For the six months ended December 31, 2020 and 2019, delinquent account balances of $nil and $205,829 were written off against the allowance for doubtful accounts after management has determined that the likelihood of collection of such receivables became remote.

Approximately RMB 21.2 million ($3.2 million) or 98% of the accounts receivable balance as of December 31, 2020 from third-party customers has been collected as of April 2021.

In connection with the Company’s long-term investments in equity investees as disclosed in Note 2, the Company sold certain intelligence pet products to related parties Linsun and Dogness Network. The outstanding accounts receivable from these related parties amounted to $497,974 as of December 31, 2020, of which $181,409 has been collected as of April 2021and the remaining balance is expected to be collected by June 2021 (see Note 12).

Allowance for doubtful accounts movement is as follows:

	As of December 31,	As of June 30,
	2020	2020
	(Unaudited)
Beginning balance	$23,982	$128,106
Additions	-	755,472
Recovery	(15,358)	-
Write-off	-	(856,383)
Foreign currency translation adjustments	1,423	(3,213)
Ending balance	$10,047	$23,982